Section 240.14a-101 Schedule 14A.
Information required in proxy statement.
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to Section 240.14a-12

COLGATE-PALMOLIVE COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

[LETTER TO CERTAIN REGISTERED HOLDERS OF
COLGATE-PALMOLIVE COMPANY COMMON STOCK]

April 29, 2004

DEAR FELLOW COLGATE STOCKHOLDER:

You should have received your annual report and proxy materials in connection with Colgate-Palmolive Company’s Annual Meeting of Stockholders to be held on May 7, 2004. Regardless of the number of shares of Colgate stock that you own, it is important that your shares be represented and voted at the Annual Meeting.

Please take a moment to vote your proxy at your earliest convenience. You should read carefully and consider the information contained in the Proxy Statement.

Since the Annual Meeting is fast approaching, we encourage you to vote using one of the following simple methods:

1.	Vote by telephone. Call the toll-free number listed on the enclosed proxy card (at no cost to you). The voice prompts will allow you to vote your shares and confirm your instructions.
2.	Vote by Internet. Go to the website for internet voting printed on your proxy card. Follow the simple instructions to record and confirm your vote.

TELEPHONE and INTERNET VOTING is available 24 hours a day, 7 days a week, until 11:59 p.m. (Eastern time) on Thursday, May 6, 2004. If you vote by telephone or via the Internet, you do not need to return your proxy card.

Should you prefer to vote by mail, please sign, date and return the enclosed duplicate proxy card without delay to ensure its receipt prior to the meeting.

On behalf of your Board of Directors, thank you for your prompt response and your continued interest in, and support of, Colgate-Palmolive Company.

Very truly yours,

Reuben Mark Chairman of the Board and Chief Executive Officer	William S. Shanahan President

[LETTER TO CERTAIN BENEFICIAL OWNERS OF
COLGATE-PALMOLIVE COMPANY COMMON STOCK]

DEAR SHAREHOLDER,

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED. ACCORDING TO OUR RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTIONS ON THE MATTERS TO BE CONSIDERED AT THE MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED. THE VOTING INSTRUCTIONS REQUEST PERTAINS TO SECURITIES CARRIED BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SECURITIES CAN BE VOTED ONLY BY US AS THE HOLDER OF RECORD OF THE SECURITIES. WE ENCOURAGE YOU TO PROVIDE US WITH YOUR VOTING INSTRUCTIONS AT YOUR EARLIEST CONVENIENCE. YOU MAY DO SO BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. ALTERNATIVELY, PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.